Exhibit 10.15 Exchange Agreement between us and Becker Capital Investments, Ltd.

                        EXCHANGE AND CONVERSION AGREEMENT
                                     BETWEEN
                                 TELEMETRIX INC.
                                       AND
                            BECKER CAPITAL MANAGEMENT

THIS EXCHANGE AND CONVERSION AGREEMENT (hereinafter called this "Agreement")
made and entered into as of this 26 day of May, 2003 by and among TELEMETRIX
INC., a Delaware corporation with offices at 1225 Sage Street, Gering, Nebraska
69341 ("the Company"), and BECKER CAPITAL MANAGEMENT, 7102 LaVista Place, Suite
100, Longmont, CO ("BCM").

WHEREAS, the Company has been organized as a Delaware corporation for the primary purpose of engaging in the telecommunications business; and

WHEREAS, the Company and BCM have entered into certain loan agreements
("notes"), a schedule of which is identified as Exhibit 1 and is attached to and made a part of this agreement; and

WHEREAS, the Company has agreed upon the terms and conditions set forth herein, to an exchange of the notes held by BCM for shares of the common and preferred capital stock of the Company; and

WHEREAS, the Company and BCM mutually desire to set forth their agreements and understandings with respect to such exchange of notes for shares of the common capital stock of the Company and to provide for certain rights of BCM in connection therewith;

NOW, THEREFORE, for and in consideration of the premises and of the mutual agreements, provisions and covenants herein contained and the mutual benefits derived therefrom, the parties hereto do covenant and agree as follows:

1.   Capital Structure of the Company. The Company is a Delaware corporation authorized by its Certificate of Incorporation, to issue 25,000,000 shares of Common Stock ("Common Stock"), par value $.001 per share, of which
     18,486,176 are outstanding and 5,000,000 shares of Preferred Stock, par value of $.001 per share, of which 0 shares are outstanding.

2.   Exchange of notes for Common Stock. As of the date of this agreement, BCM shall surrender to the principal office of the Company (or such other office or agency of the Company as the Company may designate by notice in writing to the holder or holders of the Common Stock of the Company) all certificates representing all shares of Common Stock which have been issued by the Company to Becker Capital Management, Larry  Becker, his heirs, successors or assigns which correspond or were issued in connection or association with the schedule of notes attached hereto as Exhibit 1, and shall exchange without further cost all notes and shares of Common Stock issued as consideration for any of the notes listed in Exhibit 1, for
     632,002 shares of Common Stock of the Company and 17,906.7 shares of
     Preferred Stock. This agreement does not contemplate the surrender of any shares of stock which are held by BCM and which  were not a part of any transactions between BCM and the Company, and which shares are held by BCM as either restricted or unrestricted shares of Common Stock.

3.   Authorization of Issuance of Preferred Stock. This exchange calls for the issuance of Preferred Stock. The Company shall promptly take such steps as may be necessary or appropriate under the laws of Delaware and the federal securities laws to permit the issuance of the Preferred Stock. If the authorization and issuance of such Preferred Stock requires an amendment to the  Company's Certificate of Incorporation and the adoption by the stockholders of such amendment, the Company shall immediately initiate the necessary and required documents and corporate meetings. The Preferred
     Stock shall be non-voting stock.

4.   Option of BCM for Registration or Exchange of Stock. At any time, and subject to the terms set forth in paragraph 5 of this document, BCM shall have the right by providing written  notice to the Company to have the
     Company register in accordance with Paragraph 6 hereof all or any part of the Common Stock owned by BCM. if any, held by BCM on a registration statement in compliance with the Securities Act of 1933 in order to permit the sale or distribution of such stock.

5.   Registration of Stock. If the Company shall receive from BCM a written request that the Company register Common Stock under a registration statement in compliance with the Securities Act of 1933 as provided in paragraph 6 hereof, in order to permit the sale or distribution of such stock, the Company, as soon as practicable after giving written notice to
     BCM (which notice shall be given by the Company within ten (10) days after receipt of the written request for registration from BCM) that it has elected to file a registration statement for the Common Stock held by BCM pursuant to this paragraph, will use its best efforts to effect such registration and qualify the Common Stock in such jurisdictions as may be requested by BCM. Any such registration of shares requested by BCM may include shares of Common Stock owned by other shareholders of the Company.
     100,000 (One Hundred Thousand) shares in the aggregate is the minimum number of shares that may be included in any registration. Each selling shareholder shall bear a pro rata portion of all costs and expenses paid to third parties (other than those paid to any affiliate or subsidiary of the
     Company or any shareholder thereof) for registration and filing fees, printing expenses, fees and disbursements of counsel, and any accounting fees incident to or required by the registration or qualification.
     Underwriting discounts and commissions shall be the pro rata expense of each selling shareholder. The Company shall keep effective and maintain any such registration statement for such period and to the extent as BCM may deem necessary for the purpose of selling or disposing of the shares, and from time to time during such period shall amend or supplement the prospectus used in connection therewith to the extent necessary in order to comply with the applicable law. The Company shall be required to comply with the above registration provisions only once, except that if BCM receives a Warrant which it is not entitled to exercise until after the registration statement has become effective, then BCM shall be entitled to a second registration to cover Common Stock acquired by it upon exercise of the Warrant an any other shares of Common Stock then still owned by BCM.

     Should the Company at any time seek to register all or any part of its
     Common Stock under a registration statement in compliance with the
     Securities Act of 1933, without having been requested to do so by BCM, in accordance with this paragraph, BCM may (in addition to its registration rights set forth above) add any or all of such shares of the Company as it may own to any such registration. The Company shall bear all costs and expenses for registration and filing fees, printing expenses, fees and disbursements of all counsel and any accounting fees, including expenses of any special audit, incident to or required by any registration not requested by BCM. Underwriting discounts and commissions shall be the pro rata expense of such selling shareholder.

6.   Indemnification. Prior to the effective date of any registration statement relating to any of the shares of Common Stock owned by BCM, the Company and
     BCM shall enter into an agreement providing for reciprocal indemnification against any losses, claims, damages or liabilities to which the Company or
     BCM (or controlling persons thereof) may become subject under the
     Securities Act of 1933, as amended, or otherwise, in the form of reciprocal indemnification provisions which customarily appear in underwriting agreements used by reputable investment bankers.

7.   Acquisition for investment. BCM hereby agrees that the shares of Common
     Stock are being acquired for its own account and not with a view to the distribution or resale thereof and the same shall not be sold or transferred in the absence of an effective registration statement under the
     Securities Act of 1933 unless an exemption therefrom is available.

8.   Agreements Relating to Rule 144. If and so long as the Company has securities registered pursuant to the Securities Act of 1933, the Company will (a) file reports in compliance with the Securities Exchange Act of
     1934, and (b) at its expense, forthwith upon the request of BCM, deliver to
     BCM a certificate, signed by the Company's principal financial officer, stating (i) Company's name, address and telephone number (including area code), (ii) the Company's Securities and Exchange identification number,
     (iii) the Company's Securities and Exchange Commission file number, (iv)
     the number of shares of stock (and other securities) outstanding as shown by the most recent report or statement published by the Company and (v)
     whether the Company has filed the reports required to be filed under the
     Securities Exchange Act of 1934 for a period of at least ninety (90) days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder. If at any time, subsequent to the exchange of BCM's notes for Common Stock, the Company is not required to file reports in compliance with either Section 13 or
     Section 15(d) of the Securities Exchange Act of 1934, the Company, at its
     expense will, forthwith upon the written request of BCM, make available adequate current public information with respect to the Company within the meaning of paragraph (c)(2) of Rule 144 of the General Rules and
     Regulations promulgated under the Securities Act of 1933.

9.   Transfer of Common Stock by BCM. It is expected that BCM shall and BCM shall at any time be permitted without any approval, consent or action of the Company to, sell, transfer or assign all or any part of the Common
     Stock or other voting or non-voting equity securities of the Company then owned by BCM to other individuals, corporations or other entities;
     provided, however, in the event of a sale, transfer or assignment by BCM of any of its shares of Common Stock, BCM shall, in the absence of an effective registration statement under the Securities Act of 1933 covering such shares, provide the Company with an opinion of counsel, satisfactory in form and substance to the Company and its counsel, to the effect that such sale, transfer or assignment will not require that such securities be registered under the Securities Act of 1933. Any such assignee, in proportion to its ownership of the Common Stock or other voting or non-voting equity securities, shall be entitled to exercise or acquire all of the rights or interests which may be exercised or acquired by BCM pursuant to the terms of this Agreement; provided, however, that the right to request mandatory registration under paragraph 5 shall be exercisable only by the then owners of a majority interest of the Common Stock previously held by BCM.

10.  Notices and Addresses. All notices or other communications in connection herewith shall be in writing and shall be mailed by first class or air mail, postage prepaid to the following addresses and to the attention of the party in question:

     Larry Becker
     Becker Capital Management
     7102 LaVista Place
     Suite 100
     Longmont, CO
     80503

     Or at such other addresses as may have been furnished to the other parties in writing.

11.  No additional Classes of Common Stock. The Company shall not create any additional classes of common capital stock.

12.  Termination of Agreement. This Agreement shall terminate only upon the exercise by BCM of all of its rights for registration or exchange of stock as set forth in paragraphs 2, 4 and 5 hereof or by the mutual written consent of the Company and BCM.

13.  Amendments. This agreement may be amended only by written amendment signed by BCM and the Company.

14.  Complete Agreement. This Agreement contains all of the Agreements and understandings between the parties here-to relative to the transaction contemplated herein.

15.  Choice of Law. This agreement and all matters pertaining thereto shall be construed under he laws of the State of Nebraska.

16.  Signatures. This Agreement may be executed in counterparts, with each such duly executed counterpart having the same validity, force and effect as the original.

17.  Facsimile. A facsimile copy of this document and any signatures shall be considered for all purposes and intent as legal and binding originals.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the date first above written.

Becker Capital Management                         Telemetrix Inc.

/s/Larry Becker                                   /s/Michael J. Tracy
----------------------------                      -----------------------------
Larry Becker                                      Michael J. Tracy, President

Telemetrix Inc.                                   Telemetrix Inc.

/s/Michael L. Glaser                              /s/William L. Becker
-----------------------------                     ----------------------------
Michael L. Glaser                                 William L. Becker, Chairman
Secretary                                                  Board of Directors

                                    EXHIBIT 1

                                                                       Total            03/31/2003
            Date of                         Interest                 Accrued           Share price
Note #      Loan                                Rate   Principal        Int.      Total   at $0.15
--------------------------------------------------------------------------------------------------
30-01 (31)  04/06/2001  Becker Capital Mgmt   10.00%   75,000.00   15,750.00  90,750.00    605,000
30-02 (32)  04/30/2000  Becker Capital Mgmt   10.00%   50,000.00   10,500.00  60,500.00    403,333
30-03 (33)  05/30/2001  Becker Capital Mgmt   10.00%   30,000.00    6,300.00  36,300.00    242,000
30-04 (34)  06/14/2001  Becker Capital Mgmt   10.00%   80,000.00   16,800.00  96,800.00    645,333
30-05       07/02/2001  Becker Capital Mgmt   10.00%   25,000.00    5,250.00  30,250.00    201,667
30-06       07/31/2001  Becker Capital Mgmt   10.00%   64,000.00   13,440.00  77,440.00    516,267
30-07       08/21/2001  Becker Capital Mgmt   10.00%   25,000.00    5,250.00  30,250.00    201,667
30-08       10/26/2001  Becker Capital Mgmt   10.00%   20,105.64    4,222.18  24,327.82    162,185
067         01/30/2002  Becker Capital Mgmt   10.00%   50,000.00   10,500.00  60,500.00    403,333
071         07/12/2002  Becker Capital Mgmt   10.00%   24,963.59    1,816.79  26,780.38    178,536
072         07/30/2002  Becker Capital Mgmt   10.00%   25,000.00    1,694.44  26,694.44    177,963
073         08/06/2002  Becker Capital Mgmt   10.00%    8,000.00      526.67   8,526.67     56,844
074         08/21/2002  Becker Capital Mgmt   10.00%   35,000.00    2,158.33  37,158.33    247,722
075         09/04/2002  Becker Capital Mgmt   10.00%   16,000.00      924.44  16,924.44    112,830
            11/07/2002  Becker Capital Mgmt   10.00%    3,500.00      140.00   3,640.00     24,267
            12/06/2002  Becker Capital Mgmt   10.00%    5,000.00      159.72   5,159.72     34,398

                                              Totals               95,432.59 632,001.82  4,213,345

                                                                           *Total Shares 4,213,345

*This number is after adjustment to the conversion value of the notes, reflecting an interest rate of 10% on all notes, interest computed on an annually compounded basis through March 31, 2003.